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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 18, 2009

                           UNIVERSAL POWER GROUP, INC.
             (Exact name of Registrant as specified in its charter)


               Texas                    001-33207                 75-1288690
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(State or other jurisdiction of      (Commission File           (IRS Employer
         incorporation)                   Number)            Identification No.)


   1720 Hayden Road, Carrollton, Texas                          75006
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 (Address Of Principal Executive Office)                      (Zip Code)

        Registrant's telephone number, including area code (469) 892-1122
                                                           --------------


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (b) On June 18, 2009 (the "Effective Date"), Universal Power Group, Inc.'s (the "Company") Audit Committee unanimously approved and authorized the engagement of BKD, LLP("BKD") as the Company's new independent accountants.

         During the two most recent fiscal years and through the Effective Date, neither the Company nor anyone on its behalf has consulted with BKD on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where a written report was provided or oral advice was provided that BKD concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                                    * * * * *

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Universal Power Group, Inc.


Date:  June 22, 2009                               By: /s/ Julie Sansom-Reese
                                                       -------------------------
                                                       Name:  Julie Sansom-Reese
                                                       Title: SVP, Finance

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